SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

STRIKEFORCE TECHNOLOGIES, INC.

Wyoming	000-55012	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 603, Edison, NJ	08837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 661 9641

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SFOR (SFORD)	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this report, the terms “Company,” “our company,” “us,” “SFT,” “StrikeForce,” “we” and “our” refer to StrikeForce Technologies, Inc. unless the context requires otherwise.

Item 3.01 Transfer of Listing

In connection with the Company’s reverse stock split, the Financial Industry Regulatory Authority has assigned the Company a new stock symbol, SFORD.

The Company’s stock will be quoted as SFORD through July 23, 2020, and thereafter, the trading symbol will be SFOR (OTC Markets). The new CUSIP number is 86332V604. Current stock certificates may be exchanged for new certificates by contacting the Company’s transfer agent, Worldwide Stock Transfer, LLC at:

Worldwide Stock Transfer, LLC

One University Plaza

Suite 505

Hackensack, NJ 07601

Tel (201) 820-2008

Fax (201) 820-2010

www.worldwidestocktransfer.com

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On April 16, 2020, StrikeForce approved the amendment of its Certificate of Incorporation to implement a reverse stock split in the ratio of 1 share for every 500 shares of common stock. This amendment was approved and filed of record by the Wyoming Secretary of State on April 22, 2020, effective April 27, 2020. FINRA has set June 25, 2020 as the market effective date for the Company’s 1-for-500 reverse stock split. All fractional shares will be rounded up and each shareholder will receive new stock certificates evidencing their post-reverse split shares if and when they present their stock certificates to the transfer agent. Current stock certificates may be exchanged for new certificates by directly contacting the Company’s transfer agent, Worldwide Stock Transfer, LLC.

The text of the amendment to the Company’s Certificate of Incorporation is incorporated herein and filed as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Amended Articles of Incorporation of StrikeForce Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC. (Registrant)

Dated: June 25, 2020	By:	/s/ Mark L. Kay
Mark L. Kay
Chief Executive Officer

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